                                                             Page 25 of 26 Pages


                             JOINT FILING AGREEMENT


            The undersigned hereby agree to the joint filing of the Schedule 13D to which this Agreement is attached.

Dated:    May 9, 1997


                                          BARKER, LEE & CO. LIMITED PARTNERSHIP


                                          By: /s/Dwight E. Lee
                                              -----------------------------
                                              Dwight E. Lee
                                              Managing General Partner


                                          J.M.R. BARKER FOUNDATION


                                          By: /s/ Dwight E. Lee
                                              -----------------------------
                                              Dwight E. Lee
                                              Vice President and Director


                                          QUAKER HILL ASSOCIATES, L.P.


                                          By: /s/ Dwight E. Lee
                                              -----------------------------
                                              Dwight E. Lee
                                              General Partner


                                          UPLAND ASSOCIATES L.P.

                                          By: /s/ Dwight E. Lee
                                              -----------------------------
                                              Dwight E. Lee
                                              General Partner

                                                             Page 26 of 26 Pages

                                          NAMAKAGON ASSOCIATES, L.P.


                                          By: /s/ Dwight E. Lee
                                              --------------------------------
                                              Dwight E. Lee
                                              General Partner



                                              /s/ Dwight E. Lee
                                              --------------------------------
                                              Dwight E. Lee